                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT: FEBRUARY 19, 2003
                        (Date of earliest event reported)

                             ----------------------

                              QUALMARK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                             ----------------------



           COLORADO                        0-28484                      84-1232688
-------------------------------        ----------------         --------------------------
(State or other jurisdiction of          (Commission                  (IRS Employer
incorporation or organization)           File Number)              Identification No.)



                 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234
--------------------------------------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (303) 245-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS and REGULATION FD DISCLOSURE

On February 19, 2003, QualMark Corporation. (the "Company") issued a press release announcing its earnings for the fourth quarter and full year ended December 31, 2002. A copy of the press release is furnished as Exhibit 99.1.




ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        (c)      Exhibits.

                 99.1 Press Release dated February 19, 2003, relating to the Company's results for the fourth quarter and full year ended December 31, 2002.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     QUALMARK CORPORATION
                                     (Registrant)


Date: February 19, 2003              By:  /s/ CHARLES D. JOHNSTON
                                          ----------------------------------
                                           Charles D. Johnston
                                           President & CEO

                               INDEX TO EXHIBITS

        EXHIBIT
        NUMBER                          DESCRIPTION
        -------                         -----------
         99.1     Press Release dated February 19, 2003, relating to the
                  Company's results for the fourth quarter and full year ended
                  December 31, 2002.